SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)


                              001-13499 52-1794271
          (Commission File Number) (I.R.S. Employer Identification No.)


                           1696 NE Miami Gardens Drive
                        North Miami Beach, Florida 33179
               (Address of principal executive offices) (Zip Code)


                                 (305) 947-1664 (Registrant's telephone number,
              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Not applicable

     (b) Pro Forma Financial Information.

         Not applicable

     (c) Exhibits

         99.1 - Corrected  Press  Release of Equity One,  Inc.  dated
                April 28, 2004


Item 9. Regulation FD Disclosure

     On April 28, 2004, Equity One, Inc. (the "Company") issued a corrected press release announcing the Company's results for the three months ended March 31, 2004. The corrected release provided that "Net income in the first quarter of 2004 increased 64.0%" rather than a "16.4%" increase as originally issued. The purpose of this Form 8-K is to furnish such press corrected release. A copy of the entire corrected press release is furnished with this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


Item 12. Results of Operations and Financial Conditions

     On April 28, 2004, Equity One, Inc. (the "Company") issued a corrected press release announcing the Company's results for the three months ended March 31, 2004. The corrected release provided that "Net income in the first quarter of 2004 increased 64.0%" rather than a "16.4%" increase as originally issued. The purpose of this Form 8-K is to furnish such press corrected release. A copy of the entire corrected press release is furnished with this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EQUITY ONE, INC.



Date:  April 29, 2004                By: /s/ Howard M. Sipzner
                                         -------------------------------
                                         Howard M. Sipzner
                                         Executive Vice President and
                                         Chief Financial Officer












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                                INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
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     99.1           Corrected Press Release of Equity One, Inc. dated
                    April 28, 2004